PROPERTY AND EQUIPMENT (Details) - USD ($)	Dec. 28, 2025	Dec. 29, 2024
PROPERTY AND EQUIPMENT
Land	$ 366,285	$ 435,239
Equipment	3,890,916	4,149,525
Buildings and leasehold improvements	2,412,371	2,915,784
Total property and equipment	6,669,572	7,500,548
Accumulated depreciation	(3,788,731)	(3,575,663)
Net Property Plant And Equipment	2,880,841	3,924,885
Less - property held for sale	(424,123)	(258,751)
Less - impairment charge	0	(322,794)
Net property and equipment	$ 2,456,718	$ 3,343,340